PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Intermediate Fixed Income Investments

PACE® Large Co Value Equity Investments

PACE® Large Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2011, as amended

August 13, 2012

Dear Investor,

The purpose of this supplement is to update portfolio management information regarding PACE Intermediate Fixed Income Investments ("Intermediate Fixed Income Investments"), PACE Large Co Value Equity Investments ("Large Co Value Equity Investments") and PACE Large Co Growth Equity Investments ("Large Co Growth Equity Investments") (each, a "fund"), separate series of PACE Select Advisors Trust (the "Trust").

With respect to Intermediate Fixed Income Investments, this supplement updates information related to the portfolio management team for BlackRock Financial Management, Inc. ("BlackRock"), the investment advisor to the fund. Effective July 31, 2012, David Antonelli has replaced Matthew Marra as a portfolio manager for the fund. The changes are described in Section I of this supplement, below.

With respect to Large Co Value Equity Investments, this supplement updates information related to the portfolio management team for Institutional Capital LLC ("ICAP"), an investment advisor to the fund. Effective July 12, 2012, Thomas M. Cole has assumed responsibilities as a portfolio manager for the portion of the fund's assets advised by ICAP. The changes are described in Section II of this supplement, below.

With respect to Large Co Growth Equity Investments, this supplement updates information related to the portfolio management team for Marsico Capital Management, LLC ("Marsico"), an investment advisor to the fund. Effective July 20, 2012, A. Douglas Rao is no longer a portfolio manager for the portion of the fund's assets advised by Marsico. Thomas F. Marsico and Coralie Witter remain primarily responsible for the day-to-day management of Marsico's portion of the fund's assets. The changes are described in Section III of this supplement, below.

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Effective immediately, the Prospectuses and SAI are hereby revised as follows.

I.   Intermediate Fixed Income Investments

The section captioned "PACE Intermediate Fixed Income Investments Fund summary" and sub-headed "Portfolio managers" beginning on page 12 of the Multi-Class Prospectus and page 14 of the Class P Prospectus is revised by replacing the final bullet point with the following:

•  David Antonelli, Director of BlackRock, has been a portfolio manager of the fund since July 2012.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Intermediate Fixed Income Investments" beginning on page 118 of the Multi-Class Prospectus and page 117 of the Class P Prospectus is revised by replacing the second sentence of the second paragraph of that section with the following:

Brian Weinstein and David Antonelli have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since July 2010 and July 2012, respectively.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Intermediate Fixed Income Investments" beginning on page 118 of the Multi-Class Prospectus and page 117 of the Class P Prospectus is revised by replacing the fourth paragraph of that section with the following:

David Antonelli, Director, is a member of the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Institutional Multi-Sector Portfolio Team. Mr. Antonelli assumed his current responsibilities in 2006. He joined BlackRock in 2002 as a member of the Operations group.

The section captioned "Portfolio managers" and sub-headed "PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc." beginning on page 151 of the SAI is replaced in its entirety with the following:

BlackRock uses a team approach in managing the fund. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Brian Weinstein and David Antonelli.

The following table provides information relating to other accounts managed by Brian Weinstein as of July 31, 2011:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	13	25	192
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	7
Assets Managed (in millions)	$8,380	$8,330	$83,270
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$2,860

The following table provides information relating to other accounts managed by David Antonelli as of June 30, 2012:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	22	138
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	8
Assets Managed (in millions)	$703.9	$7,180	$60,690
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$12.92	$2,320

Potential material conflicts of interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Antonelli and Weinstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation. BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the fund and other accounts are: A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Weinstein has received long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Antonelli and Weinstein are each eligible to participate in these plans.

Ownership of fund shares. As of June 30, 2012, the portfolio managers did not own shares of the fund.

II. Large Co Value Equity Investments

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Portfolio managers" on page 33 of the Prospectuses is revised by replacing the first bullet point with the following:

•  ICAP—Jerrold K. Senser, Chief Executive Officer and Chief Investment Officer, and Thomas R. Wenzel, Senior Executive Vice President and Co-Director of Research, have been portfolio managers of the fund since July 2000. Thomas M. Cole, Senior Executive Vice President and Co-Director of Research, has been a portfolio manager of the fund since July 2012.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Large Co Value Equity Investments" beginning on page 120 of the Multi-Class Prospectus and page 118 of the Class P Prospectus is revised by replacing the second through fourth paragraphs of that section with the following:

The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process. Jerrold K. Senser, Thomas R. Wenzel and Thomas M. Cole are primarily responsible for the day-to-day management of the fund. Messrs. Senser and Wenzel have been managing the portfolio since July 2000 and Mr. Cole since July 2012. Jerrold K. Senser is the Chief Executive Officer and Chief Investment Officer of ICAP. Mr. Senser heads the investment team and is the lead portfolio manager for all of ICAP's investment strategies. Thomas R. Wenzel and Thomas M. Cole are Senior Executive Vice Presidents and Co-Directors of Research and are senior members of the investment team. Mr. Wenzel and Mr. Cole serve as lead portfolio managers for all of ICAP's investment strategies. Mr. Wenzel and Mr. Cole also lead the firm's investment research efforts. Mr. Cole was with UBS Global Asset Management for 11 years (from 2001 to 2012) and most recently he held the position of Head of US Equities where he had portfolio management responsibility for all US value portfolios. Prior to UBS Global Asset Management, Mr. Cole served as a Senior Analyst and Partner at Brinson Partners for 11 years (from 1990 to 2001). He also held various positions at First Chicago Investment Advisors. Mr. Cole has been with the firm since 2012 and in the industry since 1985.

The section captioned "Portfolio managers" and sub-headed "PACE Large Co Value Equity Investments–Institutional Capital LLC" on page 160 of the SAI is revised by replacing the first two paragraphs of that section and the related table with the following:

As described in the prospectus, Jerrold K. Senser, Thomas R. Wenzel, and Thomas M. Cole are primarily responsible for the day-to-day management of the portion of the fund allocated to ICAP, and are primarily responsible for the day-today management of the other accounts set forth in the following table.

The following table provides information relating to other accounts managed collectively by Jerrold K. Senser, Thomas R. Wenzel and Thomas M. Cole and other members of the investment team as of June 30, 2012:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	17	12	126
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	10
Assets Managed (in millions)	$11,013	$1,874	$10,159
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$1,090

The section captioned "Portfolio managers" and sub-headed "PACE Large Co Value Equity Investments–Institutional Capital LLC" on page 160 of the SAI is revised by replacing the final paragraph of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2011, neither Mr. Senser nor Mr. Wenzel owned shares of the fund. As of July 31, 2012, Mr. Cole owned no shares of the fund.

III.  Large Co Growth Equity Investments

The Prospectuses and SAI are revised to remove all references and disclosure related to A. Douglas Rao as a portfolio manager for the portion of the fund's assets advised by Marsico.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.